                                               (File Nos. 33-10438 and 811-4919)

                           SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
      [_]   Preliminary Proxy Statement
      [_]   Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
      [X]   Definitive Proxy Statement
      [_]   Definitive Additional Materials
      [_]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         MITCHELL HUTCHINS SERIES TRUST
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required
      [_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11

              1) Title of each class of securities to which transaction applies:
              2) Aggregate number of securities to which transaction applies:
              3) Per unit  price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              4) Proposed maximum aggregate value of transaction:
              5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
      2) Form, Schedule or Registration Statement No.:
      3) Filing Party:
      4) Date Filed:

                          AGGRESSIVE GROWTH PORTFOLIO
                 (A SERIES OF MITCHELL HUTCHINS SERIES TRUST)
                              51 West 52nd Street
                         New York, New York 10019-6114

                                                                 March 23, 2001

Dear Contract Owner,

  The enclosed proxy materials relate to a special meeting of shareholders of Aggressive Growth Portfolio ("Fund"), a series of Mitchell Hutchins Series Trust ("Trust"), to be held on April 19, 2001. As an owner of a variable annuity contract ("Contract") having all or a part of its value attributable to shares of the Fund, you have the right to instruct the insurance company that issued the Contract as to how it should vote the shares attributable to your Contract.

  The Board of Trustees of the Trust ("Board") has called this meeting to request shareholder approval of the following proposals:

  . A new sub-advisory contract between Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and Nicholas-Applegate Capital Management, L.P. with respect to the Fund; and

  . A policy to permit Mitchell Hutchins and the Board to appoint and replace sub-advisers for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

  The Board recommends that you give instructions to vote "FOR" these proposals. The enclosed proxy statement describes each proposal more fully. Please read this document carefully and give your voting instructions by signing and returning the enclosed voting instruction card.

  Thank you for your attention to this matter and for your continuing investment in the Fund.

                                         Very truly yours,

                                         /s/ Brian M. Storms

                                         Brian M. Storms
                                         President

                          AGGRESSIVE GROWTH PORTFOLIO
                 (A SERIES OF MITCHELL HUTCHINS SERIES TRUST)
                              51 West 52nd Street
                         New York, New York 10019-6114

                  -------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                APRIL 19, 2001

                  -------------------------------------------

To the Contract Owners:

  NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders of Aggressive Growth Portfolio ("Fund"), a series of Mitchell Hutchins Series Trust ("Trust"), will be held at 1285 Avenue of the Americas, 14th floor, New York, New York, 10019 on April 19, 2001 at 10:00 a.m., Eastern time, or as adjourned from time to time ("Meeting"), for the following purposes:

    1. To approve or disapprove a new sub-advisory contract between Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and Nicholas-Applegate Capital Management, L.P. with respect to the Fund; and

    2. To approve or disapprove a policy to permit Mitchell Hutchins and the Trust's Board of Trustees to appoint and replace sub-advisers for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

  You are entitled to give voting instructions at the Meeting and any adjournments thereof if you owned a variable annuity contract that had all or part of its value attributable to shares of the Fund at the close of business on March 12, 2001. If you attend the Meeting, you may give voting instructions relating to these shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED. If you have returned a voting instruction card and are present at the Meeting, you may change the voting instructions specified in the voting instruction card at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered voting instruction card.

                                              By Order of the Board of
                                                Trustees,

                                              Dianne E. O'Donnell
                                              Secretary
51 West 52nd Street
New York, NY 10019-6114
March 23, 2001

   YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IF YOU SIGN, DATE AND RETURN THE VOTING INSTRUCTION CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD.

               INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

  The following general rules for signing voting instruction cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your voting instructions if you fail to sign your voting instruction card properly.

  1. INDIVIDUAL CONTRACT OWNERS: Sign your name exactly as it appears in the registration on the voting instruction card.

  2. JOINT CONTRACT OWNERS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

  3. ALL OTHER CONTRACT OWNERS: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                         VALID SIGNATURE
                        ------------                         ---------------
Corporate Accounts
 (1) ABC Corp............................................... ABC Corp. John Doe,
                                                             Treasurer
 (2) ABC Corp............................................... John Doe, Treasurer
 (3) ABC Corp. c/o John Doe, Treasurer......................
                                                             John Doe
 (4) ABC Corp. Profit Sharing Plan..........................
                                                             John Doe, Trustee

                      REGISTRATION                       VALID SIGNATURE
                      ------------                       ---------------
Partnership Accounts
 (1) The XYZ Partnership................................ Jane B. Smith, Partner
 (2) Smith and Jones, Limited Partnership...............
                                                         Jane B. Smith, General
                                                         Partner

Trust Accounts
 (1) ABC Trust Account.................................. Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee u/t/d 12/28/78................
                                                         Jane B. Doe

Custodial or Estate Accounts
 (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.,
      UGMA/UTMA.........................................
                                                         John B. Smith
 (2) Estate of John B. Smith............................ John B. Smith, Jr.,
                                                         Executor

                          AGGRESSIVE GROWTH PORTFOLIO
                 (A SERIES OF MITCHELL HUTCHINS SERIES TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                  -------------------------------------------

                                PROXY STATEMENT

                  -------------------------------------------

                 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                APRIL 19, 2001

  This proxy statement and enclosed form of voting instruction card are being furnished in connection with the solicitation of proxies by the Board of Trustees ("Board") of Mitchell Hutchins Series Trust ("Trust") for use at a special meeting of shareholders of Aggressive Growth Portfolio ("Fund"), a series of the Trust, to be held at 1285 Avenue of the Americas, 14th floor, New York, NY 10019 on April 19, 2001 at 10:00 a.m., Eastern time, or as adjourned from time to time ("Meeting"), for the purposes set forth below. It is anticipated that the first mailing of proxy statements to shareholders will be on or about March 23, 2001.

  The Board is soliciting proxies from shareholders of the Fund with respect to the following proposals:

    1. To approve or disapprove a new sub-advisory contract between Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and Nicholas-Applegate Capital Management, L.P. with respect to the Fund; and

    2. To approve or disapprove a policy to permit Mitchell Hutchins and the Trust's Board to appoint and replace sub-advisers for the Fund and to enter into and amend their sub-advisory contracts without further shareholder approval.

  The shares of beneficial interest ("Shares") of the Fund are currently sold only to the separate account ("Separate Account") of PaineWebber Life Insurance Company (the "Company") to fund the benefits under variable annuity contracts ("Contracts") issued by the Company. The Trust is a registered, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and is organized as a Massachusetts business trust. In accordance with its view of applicable law, the Company will solicit voting instructions from the owners of Contracts relating to the Fund ("Contract Owners") with respect to the matters set forth in this Proxy Statement. In connection with the solicitation of voting instructions, the Company will furnish a copy of this Proxy Statement to all Contract Owners.

  Contract Owners will be entitled to be present at the Meeting and give voting instructions for Shares attributable to their Contracts as of the close of business on March 12, 2001 ("Record Date"). There were 987,066 Shares of the Fund outstanding and entitled to vote as of the Record Date, consisting of 987,066 Class H Shares. On the Record Date, the Separate Account of PaineWebber Life Insurance Company owned of record 100% of the outstanding Shares of the Fund. As of that same date, the Trustees and officers of the Trust, as a group, had the ability to provide voting instructions for less than 1% of the Fund's outstanding Shares.

  The Company will vote Shares of the Fund held by the Separate Account in accordance with voting instructions received by the Contract Owners. The Company will vote Shares of the Fund for which a voting instruction card is returned signed and dated but with no specific instructions as to a proposal "FOR" the proposal. The Company will vote Shares of the Fund for which no voting instruction cards are returned in the same proportion as Shares of the Fund for which voting instruction cards have been returned.

  The presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund is required to constitute a quorum at the Meeting. Abstentions will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Thus, abstentions will have the same effect as a negative vote on adjournment and on the proposals, which require the affirmative vote of a specified portion of the Fund's outstanding Shares.

  In the absence of a quorum or in the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval and it is otherwise appropriate, even though the Meeting is adjourned as to other proposals.

  You may revoke any voting instructions by giving another voting instruction card or by letter or telegram revoking the initial voting instructions. To be effective, your revocation must be received by the Company prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, provide voting instructions at the Meeting, thereby canceling any voting instructions previously given. Attendance in person at the Meeting by itself, however, will not revoke a previously tendered voting instruction card.

  Each full Share of the Fund is entitled to one vote and each fractional Share is entitled to a proportionate Share of one vote with respect to each matter voted upon by shareholders of the Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

  THE TRUST WILL FURNISH TO THE COMPANY AND TO THE CONTRACT OWNERS WITHOUT CHARGE COPIES OF THE MOST RECENT ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT UPON REQUEST. CONTRACT OWNERS MAY REQUEST THESE REPORTS BY WRITING TO ANNUITY ADMINISTRATION, 601 6TH AVENUE, DES MOINES, IOWA OR BY CALLING 1-800-367-6058.

   PROPOSAL 1: TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN MITCHELL HUTCHINS AND NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, L.P. WITH RESPECT
                                 TO THE FUND.

  INTRODUCTION. Mitchell Hutchins proposed to the Board, and the Board approved at its meeting on February 14, 2001, a new interim sub-advisory contract ("Interim Sub-Advisory Contract") between Mitchell Hutchins and Nicholas-Applegate Capital Management, L.P. ("Nicholas-Applegate") with respect to the Fund and a proposed permanent sub-advisory contract ("Proposed Sub-Advisory Contract") between Mitchell Hutchins and Nicholas-Applegate with respect to the Fund. The Board's approval of these contracts and the submission of the Proposed Sub-Advisory Contract to the Fund's shareholders for their approval at the Meeting was required as a result of the acquisition of Nicholas-Applegate by Allianz of America, Inc., as described below under "Description of the Transaction." Prior to this acquisition, Nicholas-Applegate served as investment sub-adviser to the Fund pursuant to a sub-advisory contract dated September 1, 1993 ("Old Sub-Advisory Contract"). Under the Proposed Sub-Advisory Contract, Nicholas-Applegate will have the same duties and responsibilities and will receive the same compensation from Mitchell Hutchins (not the Fund) as under the Interim Sub-Advisory Contract and the Old Sub-Advisory Contract.

  The form of the Proposed Sub-Advisory Contract is attached to this proxy statement as Appendix A. THE

PROPOSED SUB-ADVISORY CONTRACT IS SUBSTANTIALLY SIMILAR IN ALL MATERIAL RESPECTS TO BOTH THE OLD SUB-ADVISORY CONTRACT AND THE INTERIM SUB-ADVISORY CONTRACT. NEITHER THE ADVISORY AND ADMINISTRATION FEE PAID BY THE FUND TO MITCHELL HUTCHINS NOR THE SUB-ADVISORY FEE PAID BY MITCHELL HUTCHINS (NOT THE
FUND) TO NICHOLAS-APPLEGATE WILL CHANGE.

  DESCRIPTION OF THE TRANSACTION. Nicholas-Applegate is a California limited partnership organized in 1984 that provides investment advisory services to private accounts of institutional clients, private investment companies, and other mutual funds. On October 17, 2000, Nicholas-Applegate, NACM Holdings LP ("NACM Holdings LP"), a California limited partnership and the general partner of Nicholas-Applegate, and Nicholas-Applegate Capital Management Global Holding LP ("Global Holding LP"), Nicholas-Applegate's limited partner, and certain of their affiliates entered into a Merger Agreement (the "Merger Agreement") with Allianz of America, Inc. ("Allianz of America") and certain of its affiliates pursuant to which Allianz of America would acquire substantially all of the assets of Nicholas-Applegate (the "Transaction"). The Merger Agreement provided for the acquisition of NACM Holdings LP and Global Holding LP by Allianz of America through their merger into a subsidiary of Allianz of America, MacIntosh LLC. The Transaction closed on January 30, 2001. As a result of the merger, Nicholas-Applegate became an indirect wholly owned subsidiary of Allianz of America. The total consideration consisted of an initial payment of $980 million and contingent payments of up to approximately $1.6 billion based upon achievement of certain revenue growth targets.

  Allianz of America and each of the other parties to the Merger Agreement have agreed to use reasonable best efforts to ensure compliance with Section 15(f) of the 1940 Act as it applies to the Transaction. Section 15(f) provides a non-exclusive safe harbor for Nicholas-Applegate or any affiliated persons to receive any amount or benefit in connection with the "change of control" if two conditions are met. First, the Transaction must not impose any unfair burden on any investment company client of Nicholas-Applegate, including the Fund. Second, during the three-year period after the Transaction, at least 75% of the board of each investment company client, including the Fund, must not be interested persons of Nicholas-Applegate (or any predecessor or successor adviser). Currently, no trustee of the Trust is an interested person of Nicholas-Applegate, and Nicholas-Applegate has advised the Board that it is not aware of any circumstances arising from the Transaction that would impose an unfair burden on the Fund.

  POST-TRANSACTION STRUCTURE AND OPERATIONS. Upon completion of the Transaction, Allianz of America gained control of Nicholas-Applegate and its affiliates through its controlling interest in MacIntosh, LLC, an entity into which Nicholas-Applegate and all of its affiliates merged. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG. Operationally, Nicholas-

Applegate expects to become a unit of Allianz Asset Management ("AAM"), the division of Allianz AG that coordinates global Allianz AG asset management activities. Nicholas-Applegate and its affiliates currently expect to continue to operate under their existing names.

  Arthur E. Nicholas, the Managing Partner of Nicholas-Applegate, John J.P. McDonnell, Chief Operating Officer of Nicholas-Applegate, and Catherine Somhegyi, Chief Investment Officer of Nicholas-Applegate, will continue with Nicholas-Applegate in their respective current managerial roles. As part of the Transaction, Messrs. Nicholas and McDonnell and Ms. Somhegyi have entered into employment agreements with terms of five years following the Transaction. Nicholas-Applegate will also enter into employment, retention and incentive arrangements with other current key employees of Nicholas-Applegate, vesting over a term of years. Messrs. Nicholas and McDonnell and Ms. Somhegyi also will have roles with AAM through service on various AAM executive committees.

  Nicholas-Applegate does not anticipate any change in any of the Fund's portfolio managers or its portfolio management team in connection with the Transaction. Nicholas-Applegate has agreed to provide bonus payments and other benefits to certain Nicholas-Applegate personnel to ensure that there will be no disruption in the quality of services provided to shareholders of the Fund and other clients in connection with the Transaction. However, there can be no assurance that any particular Nicholas-Applegate employee will choose to remain employed by Nicholas-Applegate.

  DESCRIPTION OF ALLIANZ AG AND ITS AFFILIATES. Allianz AG, the parent of Allianz of America, is a German Aktiengesellschaft (a German publicly traded company) which, together with its subsidiaries, comprises the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Upon completion of the Transaction, Nicholas-Applegate and the Allianz AG combined had over $650 billion in assets under management. Allianz AG's address is: Koniginstrasse 28, D-80802, Munich, Germany.

  Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. Following completion of the Transaction, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as Bankers Trust Company, BT Alex Brown, Inc., Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of Nicholas-Applegate. Upon completion of the Transaction, absent an exemption from the U.S. Securities and Exchange Commission ("SEC") or other relief, the Fund generally became precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. Nicholas-Applegate does not believe that applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance. Other series of the Trust for which Nicholas-Applegate (or an affiliate) does not serve as an investment sub-adviser would not, in general, be subject to these same restrictions.

  ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF THE FUND. Nicholas-Applegate has received structural and contractual protections as terms of the Transaction that ensure Nicholas-Applegate's operational autonomy and continuity of management. Nicholas-Applegate is confident that Allianz AG is committed to the people and process that have led to Nicholas-Applegate's success over the years. Accordingly, Nicholas-Applegate has represented to Mitchell Hutchins and the Fund's Board that the Transaction should have no immediate impact, other than as already noted above, on the management of the Fund or Nicholas-Applegate's capacity to provide the type, quality, or quantity of services that it currently provides, and the Fund should continue to receive the same high quality of service that it received before the Transaction. As discussed below, however, Nicholas-Applegate believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality sub-advisory services.

  THE BENEFITS OF THE TRANSACTION. Nicholas-Applegate has represented to Mitchell Hutchins that it anticipates that the Transaction with Allianz AG will benefit Nicholas-Applegate and the Fund in a variety of ways, including the following:

  . Solidifying Nicholas-Applegate's position as a global company in an increasingly global industry.

  .     Expansion of product offerings.

  .     Greater access to information resources.

  . Additional opportunities for Nicholas-Applegate's employees and the benefits of being part of a larger, financially stronger company.

  . Allianz AG has made the growth of its asset management operations a key component of its business plans, a commitment which should assist Nicholas-Applegate in continuing to expand its business and maintain the high level of services it provides to the Fund.

  COMPARISON OF THE OLD, INTERIM AND PROPOSED SUB-ADVISORY
CONTRACTS. Nicholas-Applegate underwent a change of control as a result of the consummation of the Transaction, resulting in an "assignment" (as defined in the 1940 Act) of the Old Sub-Advisory Contract. As required by the 1940 Act, the Old Sub-Advisory Contract provided for its automatic termination in the event of its assignment, and it terminated upon the consummation of the Transaction. Therefore, in connection with the Transaction, on February 14, 2001, the Fund's Board approved the continuation of Nicholas-Applegate's sub-advisory services to the Fund under the Interim Sub-Advisory Contract, pending approval of the New Sub-Advisory Contract by the Fund's shareholders. Also as a result of the Transaction, shareholders of the Fund are being asked to approve the Proposed Sub-Advisory Contract, which is substantially similar in all material respects to the Old Sub-Advisory Contract, to enable Nicholas-Applegate to continue to provide portfolio management services to the Fund. The Interim Sub-Advisory Contract is identical to the Proposed Sub-Advisory Contract, except for provisions relating to the payment of compensation under and the termination of the Contracts.

  Nicholas-Applegate has provided sub-advisory services to the Fund under the Interim Sub-Advisory Contract from January 30, 2001 to February 14, 2001. Nicholas-Applegate was not paid by Mitchell Hutchins for the sub-advisory services it rendered to the Fund during that period. Also during the period from January 30, 2001 to February 14, 2001, Mitchell Hutchins received investment advisory and administration fees from the Fund at the rate of 0.30% of the Fund's average daily net assets, accrued daily and payable monthly, representing the difference between the Fund's contractual investment advisory and administration fee rate of 0.80% and the contractual sub-advisory fee rate of 0.50%.

  Compensation earned by Nicholas-Applegate under the Interim Sub-Advisory Contract is being held in an interest-bearing escrow account pending shareholder approval of the Proposed Sub-Advisory Contract for a period of up to 150 days from the termination of the Old Sub-Advisory Contract. If shareholders approve the Proposed Sub-Advisory Contract, the amount held in the escrow account, plus interest, will be paid to Nicholas-Applegate. If shareholders do not approve the Proposed Sub-Advisory Contract, Nicholas-Applegate will be paid the lesser of the costs incurred in performing its services under the Interim Sub-Advisory Contract or the total amount in the escrow account, plus interest earned.

  The Old Sub-Advisory Contract, dated September 1, 1993, was last approved by the Board, including a majority of the Trustees who are not parties to the Old Sub-Advisory Contract or interested persons (as defined by the 1940 Act) of the Trust (other than as Trustees of the Trust), Mitchell Hutchins or Nicholas-Applegate ("Independent Trustees"), at a meeting held on May 11, 2000. The Old Sub-Advisory Contract was last submitted to the Fund's then sole shareholder for approval on September 1, 1993, for the purpose of implementing the Fund's current sub-advisory arrangements.

  Under all three Sub-Advisory Contracts, Nicholas-Applegate is responsible, subject to the supervision of the Board and Mitchell Hutchins, for the actual investment management of the Fund's assets, including placing purchase and sell orders for investments and for other related transactions. Nicholas-Applegate agrees to provide a continuous investment program for the Fund, including investment research and management. All the Contracts provide that Nicholas-Applegate will manage the Fund's assets so that the Fund satisfies the diversification requirements under
Section 817(h) of the Internal Revenue Code. All three Sub-Advisory Contracts recognize that Nicholas-Applegate may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers who provide Nicholas-Applegate with research, analysis, advice or similar services.

  All three Sub-Advisory Contracts provide that Nicholas-Applegate will (1) maintain all books and records required to be maintained by Nicholas-Applegate pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund and (2) furnish the Board and Mitchell Hutchins with economic and investment analyses and reports as the Board or Mitchell Hutchins reasonably may request and will make available to the Board and Mitchell Hutchins upon request any economic, statistical and investment services normally available to other customers of Nicholas-Applegate. The Interim and Proposed Sub-Advisory Contracts provide that Nicholas-Applegate will (1) furnish the Board and Mitchell Hutchins with quarterly reports setting forth the performance of the Fund; (2) in accordance with procedures adopted by the Board, provide assistance in the fair valuation of, and use reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of Nicholas-Applegate for, each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service; and (3) vote proxies of issuers of securities held by the Fund.

  All three Sub-Advisory Contracts provide that Nicholas-Applegate will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or Mitchell Hutchins in connection with the matters to which the Sub-Advisory Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract. The Interim and Proposed Sub-Advisory Contracts provide that Nicholas-Applegate will not have any responsibilities for any other series of the Trust, for any portion of the Fund's assets that it does not manage or for the acts or omissions of any other sub-adviser for the Fund or the Trust. In particular, if at any time Nicholas-Applegate only manages a portion of the Fund's assets, Nicholas-Applegate will have no responsibility for the Fund's being in violation of any law or regulation or Fund policy or restriction or for the Fund's failure to qualify as a "regulated investment company" for federal tax purposes, if the portion of the Fund's portfolio managed by Nicholas-Applegate would not be in such violation or fail to so qualify if such portion were deemed a separate series of the Trust or a separate "regulated investment company."

  The Old and Proposed Sub-Advisory Contracts provide that the Fund, by the vote of a majority of the Board or a majority of its outstanding voting securities, may terminate the contract, without penalty, on 60 days' written notice to Nicholas-Applegate. The Old Sub-Advisory Contract permitted Mitchell Hutchins to terminate the Sub-Advisory Contract, without payment of any penalty: (1) upon 120 days' notice to Nicholas-Applegate; (2) upon material breach by Nicholas-Applegate of representations and warranties contained in the Sub-Advisory Contract; if such breach is not cured within a 20 day period after notice of the breach; or (3) if, in the reasonable judgment of Mitchell Hutchins, Nicholas-Applegate became unable to discharge its duties and obligations under the Sub-Advisory Contract. The Proposed Sub-Advisory Contract also permits Mitchell Hutchins to terminate the contract, without penalty: (1) upon material breach by Nicholas-Applegate of certain specific representations and warranties in the contract (e.g., registration as an investment adviser, adoption of a code of ethics, notification of changes in control, prohibition on advertising the relationship between Nicholas-Applegate and the Fund, the Trust or Mitchell Hutchins in promotional materials without prior consent), if such breach is not cured within a 20-day period after notice of such breach or (2) if in the reasonable judgment of Mitchell Hutchins, Nicholas-Applegate becomes unable to discharge its duties and obligations under the contract, including circumstances such as financial insolvency of Nicholas-Applegate or any other circumstances that could adversely affect the Fund. Both the Old and Proposed Sub-Advisory

Contracts permit Nicholas-Applegate to terminate the contracts, without penalty, on 120 days' written notice to Mitchell Hutchins. All the Sub-Advisory Contracts terminate automatically upon assignment.

  Under all three Sub-Advisory Contracts, for the services performed and the expenses assumed, Nicholas-Applegate would receive a sub-advisory fee paid by Mitchell Hutchins (not the Fund), computed daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets under Nicholas-Applegate's management. During the Fund's fiscal year ended December 31, 2000, Mitchell Hutchins (not the Fund) paid (or accrued) sub-advisory fees to Nicholas-Applegate in the amount of $64,835. Under the Investment Advisory and Administration Contract between the Fund and Mitchell Hutchins, Mitchell Hutchins receives a fee for investment advisory and administrative services, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. During the Fund's fiscal year ended December 31, 2000, the Fund paid (or accrued) fees to Mitchell Hutchins in the amount of $103,735.

  If approved by the Fund's shareholders, the Proposed Sub-Advisory Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Proposed Sub-Advisory Contract will continue in effect if it is approved at least annually by a vote of the Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

  COMPARISON OF THE INTERIM SUB-ADVISORY CONTRACT AND THE PROPOSED SUB-ADVISORY CONTRACT. The Interim Sub-Advisory Contract and the Proposed Sub-Advisory Contract are substantially similar. Some of the differences between the two contracts stem from the provisional nature of the Interim Sub-Advisory Contract and the requirements of Rule 15a-4 of the 1940 Act. The Interim Sub-Advisory Contract is effective for only 150 days from the termination date of the Old Sub-Advisory Contract, not for two years from the date of adoption as under the Proposed Sub-Advisory Contract. In addition, only 10 days' written notice is required for termination of the Interim Sub-Advisory Contract by the Fund, rather than the 60 days' written notice required under the Proposed Sub-Advisory Contract. Another difference between the Old and Interim Sub-Advisory Contracts, on the one hand, and the Proposed Sub-Advisory Contract, on the other hand, is an additional provision in the Proposed Sub-Advisory Contract that reflects the Board's ability to amend the contract without shareholder approval in accordance with the SEC exemptive order discussed in Proposal 2 (if such Proposal is approved by shareholders.)

  EVALUATION BY THE BOARD. The Board has determined that, by approving the New Sub-Advisory Contract on behalf of the Fund, the Trust can best assure itself that services currently provided to the Fund by Nicholas-Applegate, its officers and employees, will continue without interruption. The Board believes that, like the Old Sub-Advisory Contract, the New Sub-Advisory Contract will enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.

  In determining whether it was appropriate to approve the New Sub-Advisory Contract and to recommend approval to shareholders, the Board, including the Independent Trustees, considered various materials and representations provided by Nicholas-Applegate, including information concerning compensation and employment arrangements to be implemented in connection with the Transaction and considered a report provided by Allianz AG.

  Information considered by the Trustees included, among other things, the following: (1) Nicholas-Applegate's representation that the same persons responsible for management of the Fund under the Old Sub-Advisory Contract are expected to continue to manage the Fund under the New Sub-Advisory Contract, thus helping to ensure continuity of management; (2) the compensation to be received by Nicholas-Applegate under the New Sub-Advisory Contract is the same as the compensation paid under the Old Sub-Advisory Contract, which the Board previously has determined to be fair and reasonable; (3) Nicholas-Applegate's representation that it will not seek to increase the rate of sub-advisory fees paid by the Fund for a period of at least two years following the Transaction;
(4) the substantial commonality of the terms and provisions of the New Sub-Advisory Contract with the terms of the Old Sub-Advisory Contract; (5) representations made by Nicholas-Applegate concerning the impact of affiliated brokerage relationships on its ability to provide services to the Fund, and on the Fund's ability to engage in portfolio transactions; (6) the possible benefits that may be realized by the Fund as a result of the Transaction, including the resources of Allianz AG and its affiliates that are available to Nicholas-Applegate; (7) the nature and quality of the services rendered by Nicholas-Applegate under the Old Sub-Advisory Contract; (8) the results achieved by Nicholas-Applegate for the Fund; and (9) the quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of Nicholas-Applegate.

  Based upon its review, the Board determined that, by approving the New Sub-Advisory Contract, the Fund can best be assured that services from Nicholas-Applegate will be provided without interruption. The Board also determined that the New Sub-Advisory Contract is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Sub-Advisory Contract and voted to recommend its approval by the Fund's shareholders.

   REQUIRED VOTE. Approval of Proposal 1 requires the affirmative vote of the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares are represented at the

Meeting in person or by proxy, or (2) more than 50% of the Shares entitled to vote at the Meeting.

   THE BOARD RECOMMENDS THAT CONTRACT OWNERS GIVE INSTRUCTIONS TO VOTE "FOR"
                                  PROPOSAL 1.

                  -------------------------------------------

 PROPOSAL 2: TO APPROVE OR DISAPPROVE A POLICY TO PERMIT MITCHELL HUTCHINS AND
   THE TRUST'S BOARD TO APPOINT AND REPLACE SUB-ADVISERS FOR THE FUND AND TO ENTER INTO AND AMEND THEIR SUB- ADVISORY CONTRACTS WITHOUT SEEKING FURTHER
                             SHAREHOLDER APPROVAL.

  At its meeting on February 14, 2001, the Board approved and recommended that shareholders of the Fund also be asked to approve a policy to permit Mitchell Hutchins, subject to the approval of the Board, to appoint and replace sub-advisers for the Fund and to enter into and amend their sub-advisory contracts without seeking further shareholder approval ("Sub-Adviser Approval Policy"). Shareholders are being asked to approve this policy at the Meeting to permit Mitchell Hutchins to make changes in the sub-advisory arrangements for the Fund in the future without having to incur the expense of another shareholder meeting. The policy, if approved by the Fund's shareholders, would apply only to sub-advisers that are not affiliated with Mitchell Hutchins, and thus would not permit Mitchell Hutchins and the Board to appoint any Mitchell Hutchins affiliate to serve as sub-adviser to the Fund without shareholder approval.

CURRENT SUB-ADVISER APPROVAL PROCESS

  Currently, the holders of a majority of the Fund's outstanding Shares must approve any sub-advisory contract between Mitchell Hutchins and a sub-adviser pursuant to which the sub-adviser provides the Fund with investment management services. Shareholder approval is required in addition to approval by the Board and by a majority of the Independent Trustees.

PROPOSED SUB-ADVISER APPROVAL POLICY

  The proposed Sub-Adviser Approval Policy would permit Mitchell Hutchins, subject to the approval of the Board, including a majority of the Independent Trustees, to appoint and replace one or more sub-advisers and to enter into and amend their sub-advisory contracts without obtaining shareholder approval. The Sub-Adviser Approval Policy thus would permit Mitchell Hutchins to change sub-advisers or sub-advisory arrangements in the following types of situations: (1) the sub-adviser has a record of substandard performance; (2) the individual employees responsible for portfolio management of the Fund move from the sub-adviser to another investment advisory firm; (3) there is a change of control of the sub-adviser; (4) Mitchell Hutchins decides to diversify the Fund's management by adding another sub-adviser; and (5) there is a change in investment style of the Fund. The sub-advisory fee paid by Mitchell Hutchins (not the Fund) to any new sub-adviser may be lower or higher than the fee payable to the Fund's current sub-adviser, thereby allowing Mitchell Hutchins to retain a greater or smaller portion of the fees paid by the Fund to Mitchell Hutchins.

  Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Fund, Mitchell Hutchins, any sub-adviser, or any sub-advisory contract, other than the requirement to call and hold a meeting of the Fund's shareholders for the purpose of approving a sub-advisory contract. The Board, including the Independent Trustees, will continue to evaluate and approve all new sub-advisory contracts between Mitchell Hutchins and any sub-adviser as well as all changes to existing sub-advisory contracts. In addition, in the exemptive order issued by the SEC to permit the Fund to adopt the Sub-Adviser Approval Policy, the SEC imposed several conditions on the Fund and Mitchell Hutchins to ensure that the interests of the Fund's shareholders (and Contract Owners) are adequately protected whenever Mitchell Hutchins acts under the Sub-Adviser Approval Policy. Among those conditions are that the Sub-Adviser Approval Policy will not be used to appoint any sub-adviser that is affiliated with Mitchell Hutchins as that term is used in the 1940 Act or to amend materially any sub-advisory contract with an affiliated sub-adviser. The SEC also required that within 90 days of the appointment of a new sub-adviser, the Fund will provide its shareholders with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory contract and the sub-advisory fee that the Fund's shareholders would receive in a proxy statement. If the Fund's shareholders are not satisfied with the sub-advisory arrangements that Mitchell Hutchins and the Board implement under the Sub-Adviser Approval Policy, they would of course be able to exchange or sell their shares. The Company would forward the information to the Contract Owners so that the Contract Owners would be advised of the new sub-advisory arrangements. If not satisfied, the Contract Owners could allocate the portion of the value of their Contracts invested in the Fund to another investment.

  Shareholder approval of this Proposal 2 will not change the total amount of management fees paid by the Fund to Mitchell Hutchins or Mitchell Hutchins' duties and responsibilities toward the Fund under the existing Investment Advisory and Administration Contract.

BENEFITS OF THE SUB-ADVISER APPROVAL POLICY

  The Board believes that it is in the best interests of the Fund's shareholders to give Mitchell Hutchins the maximum flexibility to select, supervise and evaluate sub-advisers without incurring the expense and potential delay of seeking specific shareholder approval. While Rule 15a-4 under the 1940 Act provides a limited exception to the shareholder approval requirements for an interim advisory contract (pursuant to which the Fund's Interim Sub-Advisory Contract was adopted), the Fund's current advisory contract must be terminated before the Rule can apply and the Fund's shareholders still must approve the new sub-advisory contract no later than 150 days after the effective date of the interim contract. Thus, even when a change in investment management arrangements involving one or more sub-advisers can be put into place promptly on a temporary basis, the Fund must still call and hold a meeting of the Fund's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. These costs are generally borne entirely by the Fund (although in the case of this solicitation, they are being borne by Nicholas-Applegate and Allianz of America). If Mitchell Hutchins and the Board can rely on the Sub-Adviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated sub-adviser when the Board and Mitchell Hutchins believe that the appointment would benefit the Fund and its shareholders.

  Also, the Board believes that it is appropriate to vest the selection, supervision and evaluation of the sub-advisers in Mitchell Hutchins, subject to review by the Board, in light of Mitchell Hutchins' significant experience and expertise in this area. The Board believes that investors may choose to invest in the Fund because of Mitchell Hutchins' experience in this respect.

  Finally, the Board believes that the interests of shareholders (and Contract Owners) will be protected under the Sub-Adviser Approval Policy because the Board will oversee the sub-adviser selection process whenever

Mitchell Hutchins selects a sub-adviser or modifies a sub-advisory contract. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-adviser. The Board will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that its review will ensure that Mitchell Hutchins continues to act in the best interests of the Fund, its shareholders and the Contract Owners.

REQUIRED VOTE

  REQUIRED VOTE. Approval of Proposal 2 requires the affirmative vote of the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the Shares entitled to vote at the Meeting.

  If the Fund's shareholders do not approve the Sub-Adviser Approval Policy, the Fund will continue to be required to call a special meeting to obtain shareholder approval of changes in the Fund's sub-advisory arrangements.

   THE BOARD RECOMMENDS THAT CONTRACT OWNERS GIVE INSTRUCTIONS TO VOTE "FOR"
                                  PROPOSAL 2.

                  -------------------------------------------

                                OTHER BUSINESS

  Management does not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, the proxies will vote thereon in accordance with their best judgment in the interests of the Fund.

                              PROXY SOLICITATION

  The costs of the Meeting, including the costs of preparing solicitation materials, will be borne by Nicholas-Applegate and Allianz of America. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the Internet or personal interview by regular employees of UBS PaineWebber Inc. ("UBS PaineWebber") and Mitchell Hutchins, who will not receive any compensation from the Fund for doing so. MIS Corporation has been retained to assist with solicitation activities and will be paid fees and expenses of approximately $3,900. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

                            ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT MITCHELL HUTCHINS

  Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins, a Delaware corporation, is a wholly owned asset management subsidiary of UBS PaineWebber, a wholly owned indirect subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. The principal business offices of Mitchell Hutchins are located at 51 West 52nd Street, New York, New York 10019-6114. The principal business offices of UBS PaineWebber are located at 1285 Avenue of the Americas, New York, New York 10019. As of March 1, 2001, Mitchell Hutchins served as manager, adviser or sub-adviser to 24 investment companies with an aggregate of 62 separate portfolios and aggregate assets under management of approximately $64.2 billion.

  Since January 1, 2000 (the beginning of the Fund's most recently completed fiscal year), purchases and sales of the securities of Paine Webber Group Inc. (the ultimate parent company of UBS PaineWebber and Mitchell Hutchins prior to November 3, 2000), UBS AG, Nicholas-Applegate or Allianz of America by the trustees of the Fund did not exceed 1% of the outstanding securities of any class of securities of such entities. During its fiscal year ended December 31, 2000, the Fund did not pay any brokerage commissions to affiliated broker-dealers.

  The following is a list of the directors and principal executive officer of Mitchell Hutchins. The business address of each individual listed below is 51 West 52nd Street, New York, New York 10019-6114.

                    POSITION WITH           PRINCIPAL
NAME                MITCHELL HUTCHINS       OCCUPATION
----                -----------------       ----------
Margo N. Alexander  Chairman and a director    Same
Julian F. Sluyters  Director and a             Same
                    managing director
Brian M. Storms     Chief executive officer    Same
                    and president

ADDITIONAL INFORMATION ABOUT NICHOLAS-APPLEGATE

  As of March 1, 2001, Nicholas-Applegate had approximately $31 billion in assets under management. Information concerning Nicholas-Applegate, its principal executive officers and directors is included in Appendix B. Information regarding advisory fees paid by other investment companies advised by Nicholas-Applegate with investment objectives similar to the Fund also is included in Appendix B.

BENEFICIAL OWNERSHIP OF SHARES

  To the knowledge of the Trust's management, as of the Record Date, there were no Contract Owners with the ability to provide voting instructions with respect to more than 5% of the Fund's shares. However, the proportionate voting by the Company of shares for which no voting instruction cards are returned may result in certain Contract Owners' instructions affecting the vote of 5% or more the outstanding shares.

  To the knowledge of the Trust's management, as of the Record Date, the trustees and executive officers of the Trust, as a group, had the ability to provide voting instructions for less than 1% of the outstanding Shares of the Fund. The following insurance company Separate Account is shown on the Fund's records as owning more than 5% of its Shares as of the Record Date:

                                    NUMBER AND PERCENTAGE OF SHARES
                                    BENEFICIALLY OWNED AS OF
NAME AND ADDRESS                    MARCH 12, 2001
----------------                    -------------------------------
PaineWebber Life Insurance Company               100%
  Annuity Administration
  P.O. Box 10
  Des Moines, IA 50301-0010

SHAREHOLDER PROPOSALS

  As a general matter, the Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send such proposals to the Fund at 51 West 52nd Street, New York, New York 10019-6114. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

  TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                              By Order of the Board of Trustees,

                              Dianne E. O'Donnell
                              Secretary

March 23, 2001
51 West 52nd Street
New York, NY 10019-6114

                                  APPENDIX A

                         FORM OF SUB-ADVISORY CONTRACT

  Agreement made as of    , 2001 ("Contract") between MITCHELL HUTCHINS ASSET
MANAGEMENT INC., a Delaware corporation ("Mitchell Hutchins"), and NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, L.P., a California limited partnership ("Sub-Adviser").

                                   RECITALS

  (1) Mitchell Hutchins has entered into an Investment Advisory and Administration Contract, dated April 21, 1988 ("Advisory Contract"), with Mitchell Hutchins Series Trust (formerly named PaineWebber Series Trust) ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") with respect to the Aggressive Growth Portfolio ("Series") series of the Trust;

  (2) Mitchell Hutchins wishes to retain the Sub-Adviser to furnish certain investment advisory services to Mitchell Hutchins and the Series; and

  (3)   The Sub-Adviser is willing to furnish such services.

  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Mitchell Hutchins and the Sub-Adviser agree as follows:

  1. Appointment. Mitchell Hutchins hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Series for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

  2. Duties as Sub-Adviser.

  (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by Mitchell Hutchins, and any written guidelines adopted by the Board or Mitchell Hutchins and furnished to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of the Series, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Series or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Series or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Series or Segment. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by the Series or Segment. The Sub-Adviser understands that the Series' assets need to be managed so as to permit it to (i) qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code") and (ii) continue to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. The Sub-Adviser will provide services under this Contract in accordance with the Series' investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

  (b) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Series, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Series or its other clients and that the total commissions paid by the Series or Segment will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Series or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Series and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Mitchell Hutchins recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Segment.

  (c) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Series or Segment, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Series are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records or copies thereof that it maintains for the Series upon request by the Trust.

  (d) At such times as shall be reasonably requested by the Board or Mitchell Hutchins, the Sub-Adviser will provide the Board and Mitchell Hutchins with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Series or Segment and make available to the Board and Mitchell Hutchins any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

  (e) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Series or Segment, in accordance with procedures adopted by the Board, as amended from time to time. The Sub-Adviser will use its reasonable efforts to arrange for the provision of a price from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

  3. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and Mitchell Hutchins; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each; Subchapter M of the Code, as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Trust and the Series. Mitchell Hutchins agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws,

Registration Statement, written instructions and directions of the Board and Mitchell Hutchins, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Mitchell Hutchins (other than PaineWebber Incorporated and Mitchell Hutchins itself).

  4. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract.

  5. Compensation.

  (a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Contract, Mitchell Hutchins, not the Series, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Series or Segment (computed in the manner specified in the Advisory Contract). If the Sub-Adviser is managing a Segment, its fees will be based on the value of assets of the Series within the Sub-Adviser's Segment.

  (b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

  (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

  6. Limitation of Liability.

  (a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series, the Trust, its shareholders or by Mitchell Hutchins in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

  (b) In no event will the Sub-Adviser have any responsibilities for any other series of the Trust, for any portion of the Series' investments not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or Series.

  In particular, in the event the Sub-Adviser shall manage only a portion of the Series' investments, the Sub-Adviser shall have no responsibility for the Series' being in violation of any applicable law or regulation or investment policy or restriction applicable to the Series as a whole or for the Series' failing to qualify as a regulated investment company under the Code or failing to comply with the diversification requirements imposed by Section 817(h) and the regulations thereunder, if the securities and other holdings of the segment managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify or comply if such Segment were deemed a separate series of the Trust or a separate "regulated investment company" under the Code.

  7. Representations of the Sub-Adviser.

  (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Mitchell Hutchins of the occurrence of any event that would disqualify the Sub-Adviser from serving as a sub-investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.

  (b) The Sub-Adviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and has provided Mitchell Hutchins and the Board with a copy of such code of ethics, together with evidence of its adoption.

Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice president of the Sub-Adviser shall certify to Mitchell Hutchins that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Mitchell Hutchins, the Sub-Adviser shall permit Mitchell Hutchins, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 relevant to the Sub-Adviser code of ethics.

  (c) The Sub-Adviser has provided Mitchell Hutchins with a copy of its Form ADV, as most recently filed with the SEC and promptly will furnish a copy of all amendments to Mitchell Hutchins at least annually.

  (d) The Sub-Adviser will notify Mitchell Hutchins of any change of control (as defined in the 1940 Act) of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Series or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

  (e) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Series, the Trust, Mitchell Hutchins or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of Mitchell Hutchins.

  8. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

  9. Duration and Termination.

  (a) This Contract shall become effective upon the day and year first written above, provided that this Contract has been approved for the Series by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such approval and
(ii) a majority of the Series' outstanding voting securities unless in the case of (ii), the Trust complies with the terms of any SEC exemptive order or rule permitting it to modify to the Contract without such vote.

  (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Series.

  (c) Notwithstanding the foregoing, with respect to the Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Series on sixty days' written notice to the Sub-Adviser. The Contract may also be terminated, without payment of penalty, by Mitchell Hutchins (i) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Paragraph 7 of this Contract, if such breach shall not have been cured within a 20 day period after notice of such breach or (ii) if, in the reasonable judgment of Mitchell Hutchins, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Series. The Sub-Adviser may terminate this Contract at any time, without payment of any penalty, on 120 days' written notice to Mitchell Hutchins. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Series.

  10. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to the Series shall be effective until approved by vote of (i) the Independent Trustees and (ii) a majority of the Series' outstanding voting securities unless in the case of (ii), the Trust complies with the terms of any SEC exemptive order or rule permitting it to modify to the Contract without such vote.

  11. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

  12. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities,"

"affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

  13. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail -- return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. O'Donnell, Deputy General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of Director, Client Service/Marketing.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:
By:                              MITCHELL HUTCHINS ASSET
                                 MANAGEMENT INC.
                                 51 West 52nd Street
                                 New York, New York 10019-6114

                                 By:

Attest:
By:                              NICHOLAS-APPLEGATE
                                 CAPITAL MANAGEMENT, L.P.
                                 600 West Broadway, 29th Floor
                                 San Diego, California 92101

                                 By:

                                  APPENDIX B

                     INFORMATION ABOUT NICHOLAS-APPLEGATE

  The following information has been provided by Nicholas-Applegate to the Fund.

  NACM Holdings LP is a California limited partnership and an indirect wholly owned subsidiary of Allianz of America. Nicholas-Applegate is managed by an Executive Committee, which serves as the functional equivalent of a board of directors. The current members of the Executive Committee are Arthur E. Nicholas, Managing Partner, John J.P. McDonnell, Chief Operating Officer, Catherine Somhegyi, Chief Investment Officer and Eric S. Sagerman, Head of Global Marketing.

  The offices of Nicholas-Applegate and the members of the Executive Committee are 600 West Broadway, San Diego California 92101.

             Please fold and detach at perforation before mailing.

                           AGGRESSIVE GROWTH PORTFOLIO
                  (A SERIES OF MITCHELL HUTCHINS SERIES TRUST)
                         SPECIAL MEETING OF SHAREHOLDERS
                                 April 19, 2001

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES ("BOARD") OF MITCHELL HUTCHINS SERIES TRUST AND RELATES TO THE PROPOSALS WITH RESPECT TO AGGRESSIVE GROWTH PORTFOLIO ("FUND") INDICATED BELOW. The undersigned hereby appoints as proxies Dianne E. O'Donnell and Jeanne Louther and each of them (with the power of substitution) to represent and direct the voting interest of the undersigned held as of the record date in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on April 19, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019-6028, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The voting interest represented by this card will be voted as instructed. IF YOU DO NOT INDICATE A CHOICE, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                            Dated                , 2001
                                                  ---------------


                                            Sign exactly as name appears hereon.

                                            ----------------------------

                                            Signature(s) (Joint Owners)

                                            For individual Contract Owners,
                                            sign your name exactly as it
                                            appears on this card. For joint
                                            Contract Owners, either party may
                                            sign, but the name of the party
                                            signing should conform exactly to
                                            the name shown on this card. For
                                            all other Contract Owners, the
                                            name and the capacity of the
                                            individual signing should be
                                            indicated, unless it is reflected
                                            in the form of registration.

                             YOUR VOTE IS IMPORTANT.

           Please fold and detach card at perforation before mailing.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR A NUMBER 2 PENCIL.

PLEASE DO NOT USE FINE POINT PENS.

When properly signed, the voting interest represented by this card will be directed as instructed below. If no instruction is given for a proposal, voting will be directed "FOR" that proposal.

Please date and sign the reverse side and return it promptly in the enclosed envelope. This proxy will not be voted unless the voting instruction card is dated and signed exactly as instructed.

The Board recommends that you vote "FOR" each of the following proposals:

                                                       FOR    AGAINST   ABSTAIN
     1.   Approval of a new Sub-Advisory Contract
          between Mitchell Hutchins and
          Nicholas-Applegate Capital Management L.P.
          with respect to the Fund.

     2.   Approval of a policy to permit the
          Board and Mitchell Hutchins to
          appoint and replace sub-advisers
          for the Fund and to enter into
          and amend sub-advisory contracts
          without further shareholder approval.


                   PLEASE DATE AND SIGN THE BACK OF THIS CARD